Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

 Independent Accountants’ Agreed-Upon Procedures Report

Global Jet Capital, Inc. (the “Company”)
Morgan Stanley & Co. LLC (“Lead Structuring Agent”)
BofA Securities, Inc.
Deutsche Bank Securities Inc.
Citigroup Global Markets Inc.
KKR Capital Markets LLC
TCG Capital Markets L.L.C.
Citizens JMP Securities, LLC
(together, the “Specified Parties”)

Re: Business Jet Securities 2026-1, LLC – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “BJETS 2026-1 Data Tape_20260430.xlsx” provided by the Lead Structuring Agent on April 30, 2026, on behalf of the Company, containing information on 28 aircraft loans (“Loans”) and leases (“Leases”) and their related interests (together, the “Business Jet Aircraft Assets”) as of March 31, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Business Jet Securities 2026-1, LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts, percentages, and terms were within $1.00, 0.1%, and 1 month, respectively.
•	The term “Source Documents” means the following documents provided by the Company:
–	Guaranty
–	Reaffirmation of Personal/Trust Guaranty

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

–	Lease Agreement
–	Loan Agreement
–	Promissory Note
–	Modification/Amendments to Lease Agreement
–	Modification/Amendments to Loan Agreement
–	Acceptance Certificate
–	Security Deposit Pledge Agreement
–	Purchase and Sale Agreement
–	Registration Certificate
–	Drawdown Request Document
–	LeaseWave Reports – an electronic data file (“Leasewave Reports 5.1.26.xlsx”) containing certain information related to each Business Jet Aircraft Asset
–	SIC code File – an electronic data file (“BJETS 2026-1_KPMG Sample_SIC Codes.xlsx”) containing certain information related to the SIC code of each obligor
–	Appraisals and Engine Program File – an electronic data file (“BJETS 2026-1_Appraisals and Engine Program Summary_03-31-2026.xlsx”) containing certain information related to 1) appraisal values issued by AC-U-KWIK Appraisals (“AC-U-KWIK”), Mente Group, LLC (“Mente”), and Aviation Advisors Group (“AAG”); and 2) information associated with the engine program for each Business Jet Aircraft Asset
–	GJC Ratings Mapping File – an electronic data file (“GJC Ratings Scale - Auditors - 3.31.26.xlsx”) containing information on the standard operating procedures the Company uses when assigning ratings to obligors
–	HNWI Ratings Spreadsheets – two (2) electronic data files containing information on the rating of an obligor considered a High Net Worth Individual by the Company
–	Public Ratings Files – seven (7) electronic data files containing information on the ratings various rating agencies assigned to public companies
–	Moody’s RiskCalc US 4.0 Files – Nine (9) electronic data files containing information on corporate obligors the Company rated using the Moody’s RiskCalc system
–	NDY Industries to SIC Mapping File – an electronic data file (“NDY Industry to SIC Mapping File - 3.31.26.xlsx”) containing the mapping of relevant SIC industry codes to their applicable Moody’s (KMV) industry code and description for each obligor
–	Size Categories Sheet – an electronic data file (“2026 Aircraft Size Categories.xlsx”) containing information on the class of all applicable aircraft or engine makes and models
–	CECL File – an electronic data file (“A19 2026 04 CECL 5.12.2026.xlsx”) containing the ABS classification for each Business Jet Aircraft Asset
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, specific attribute, methodology or value, as described in the table below.
•	The term “Provided Information” means the Source Documents and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We selected a sample of 18 Business Jet Aircraft Assets from the Data File (the “Selected Assets”) based on the following criteria: (i) first, we selected the top 10 obligors based on the “Aggregate Asset Value” field in the Data File. These 10 obligors represented a total of 13 Business Jet Aircraft Assets; (ii) then, from the remaining population, we randomly selected an additional 5 Business Jet Aircraft Assets using a random sampling tool. The Selected Assets are listed in Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Business Jet Aircraft Assets we were instructed to randomly select from the Data File.
2

B.	For each Selected Asset, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the specified attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.
Attribute	Source Documents / Instructions
Aircraft Identifier	Provided by the Company
Guarantor / Obligor	Leases: Guaranty, Reaffirmation of Personal/Trust Guaranty, Lease Agreement Loans: Guaranty, Reaffirmation of Personal/Trust Guaranty, Loan Agreement, Promissory Note
Type	CECL File
Contract Type	Leases: Amendments/Modifications to Lease Agreement, Lease Agreement Loans: Amendments/Modifications to Loan Agreement, Loan Agreement, Promissory Note
Registration Country	Registration Certificates
Current Location	LeaseWave Reports
Contract Currency	LeaseWave Reports
Contract Frequency	LeaseWave Reports
Contract Start Date

Leases: Acceptance Certificate, Purchase and Sale Agreement, Amendments/Modifications to Lease Agreement, Lease Agreement

Loans: Amendments/Modifications to Loan Agreement, Loan Agreement, Promissory Note

Original Term (mo)	Recompute as the number of months between (i) the Contract Start Date and (ii) the Contract Maturity Date
Remaining Term (mo)	Recompute as the number of months between (i) March 31, 2026, and (ii) the Contract Maturity Date
Contract Maturity Date	LeaseWave Reports
Security Deposit	Provided by the Company Use the Security Deposit Pledge Agreement, Lease Agreement or Loan Agreement for Selected Assets that are not “0” in the Data File
Current FMV LMM	Recompute as the lesser of the mean or median of the following in the Data File: (i) Current FMV - AC-U-KWIK, (ii) Current FMV - Mente, and (iii) Current FMV - AAG
Current FMV - AC-U-KWIK	Appraisals and Engine Program File
Current FMV - Mente	Appraisals and Engine Program File
Current FMV - AAG	Appraisals and Engine Program File
End of Lease Projected FMV - AAG	Appraisals and Engine Program File

3

Attribute	Source Documents / Instructions
Industry Name	NDY Industries to SIC Mapping File using the SIC code File
GJC Rating	HNWI Ratings Spreadsheets, Public Ratings Files and Moody’s RiskCalc US 4.0 Files using the GJC Ratings Mapping File
Rating Source	Using the applicable Source Document listed below, compare the Rating Source in the Data File to the Rating Source in the table below:
	Condition	Rating Source
	If the GJC Rating was agreed using the	HNWI HNWI Ratings Spreadsheets
	If the GJC Rating was agreed using Public	Public Ratings Files
	If the GJC Rating was agreed using the Moody’s RiskCalc US 4.0 Files If the GJC Rating does not otherwise have A HNWI, Public, or Moody’s RiskCalc rating and is a minimal exposure account	Moody’s RiskCalc US 4.0 Performance Managed Account
Vintage	LeaseWave Reports
Make	LeaseWave Reports
Model	LeaseWave Reports
Serial Number	LeaseWave Reports
Age (yrs)	Recompute as the number of years between (i) January 1 of the Selected Asset’s Vintage year and (ii) March 31, 2026
Engine Program	Appraisals and Engine Program File
Asset Class	Based on the Make and Model of each Selected Asset as stated in the Data File, compare to the Size Categories Sheet
Aggregate Asset Value

Recompute as:

(1)  for Selected Assets identified as Finance Lease in the “Type” field in the Data File, the sum of the finance lease principal payments,

(2)  for Selected Assets identified as Loan in the “Type” field in the Data File, the sum of the loan principal payments, and

(3)  for Selected Assets identified as Operating Lease in the “Type” field in the Data File, the appraisal value identified by the attribute Current FMV LMM

We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

4

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Business Jet Aircraft Assets, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Business Jet Aircraft Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Business Jet Aircraft Assets being securitized, (iii) the compliance of the originator of the Business Jet Aircraft Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Business Jet Aircraft Assets that would be material to the likelihood that the issuer of the securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
May 22, 2026

5

Exhibit A

The Selected Assets

Selected Asset #	Aircraft Identifier
1	GJ02223-01
2	GJ03572-01
3	GJ03273-01
4	GJ0390AOL1
5	GJ03615-02
6	GJ03697-01
7	GJ02728-02
8	GJ02176-01
9	GJ03657-01
10	GJ02657-01
11	GJ02657-02
12	GJ02821-03
13	GJ02821-04
14	GJ02092-02
15	GJ03253-02
16	GJ03675-01
17	GJ0424AOL1
18	GJ03709-01